UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of stockholders on Monday, May 17, 2021, in a virtual only format (the “2021 Annual Meeting”). Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2021 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2021 Annual Meeting (the “2021 Proxy Statement”), dated April 6, 2021.

(b) The final voting results of the 2021 Annual Meeting were as follows:

Proposal 1 - Election of Directors

Christian A. Asmar, Elizabeth M. Daley, Nancy Hawthorne, Michelle Munson, Daniel B. Silvers, John P. Wallace and Peter M. Westley were elected as Directors for terms expiring at the Company’s 2022 annual meeting of stockholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Christian A. Asmar	29,459,535	42,648	17,354	8,267,139
Elizabeth M. Daley	29,384,023	128,845	6,669	8,267,139
Nancy Hawthorne	28,649,512	863,364	6,661	8,267,139
Michelle Munson	29,417,655	94,260	7,622	8,267,139
Daniel B. Silvers	29,402,132	100,322	17,083	8,267,139
John P. Wallace	29,479,495	33,694	6,348	8,267,139
Peter M. Westley	29,479,436	33,771	6,330	8,267,139

Proposal 2 - Ratification of the Selection of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the Current Fiscal Year

The stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 by a vote of 37,611,940 shares for and 156,332 shares against, with 18,404 shares abstaining.

Proposal 3 - Approval of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan

The stockholders approved an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by a vote of 28,718,780 shares for and 774,230 shares against, with 26,527 shares abstaining and 8,267,139 broker non-votes.

Proposal 4 - Non-binding Advisory Vote to Approve Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the 2021 Proxy Statement, by a vote of 29,342,138 shares for and 138,001 shares against, with 39,398 shares abstaining and 8,267,139 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 18, 2021	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer